Exhibit 99.1

KIMBALL INTERNATIONAL, INC. REPORTS THIRD QUARTER 2023 RESULTS

--Fifth Consecutive Quarter of Gross Margin Expansion—
--Industry-Leading Operational Performance at Pre-Pandemic Levels--
--34% Growth in Adjusted EBITDA Year-Over-Year--

JASPER, IN (May 4, 2023) - Kimball International, Inc. (NASDAQ: KBAL) today announced results for the third quarter ended March 31, 2023.

Selected Financial Highlights:
Third Quarter FY 2023
•Net sales of $166.1 million
•Gross margin expanded 710 basis points to 37.6%
•Net income of $5.7 million; Adjusted net income of $11.2 million
•Diluted EPS of $0.15; Adjusted diluted EPS was $0.30
•Adjusted EBITDA of $15.4 million, up $3.9 million year-over-year
•Backlog of $134.5 million
Management Commentary

CEO Kristie Juster commented, “The third quarter was our fifth consecutive quarter of substantial year-on-year growth in adjusted EBITDA, driven by significant gross margin expansion, and in line with sales expectations. Kimball International’s market positioning continues to benefit from key competitive advantages, namely the strategic composition and orientation of our product portfolio and our strong presence in key growth geographies. Ancillary products, which address the flexibility and collaboration needs of today’s evolving workplace, accounted for 88% of our trailing twelve-month revenues. Similarly, shipments to secondary markets, which have experienced employment growth and a faster return-to-office, represented 80% of trailing twelve-month shipments.”

Overview

Third Quarter Fiscal 2023 Results

Third quarter 2023 consolidated net sales were $166.1 million, compared to $180.9 million in the year ago quarter. Gross margin expanded 710 basis points year-over-year to 37.6%, due to continued price benefits, moderating inflation and cost-out programs. Selling and administrative expenses (S&A) as a percentage of net sales was 34.6%,compared to 26.9% reported in last year’s third quarter. Adjusted S&A was $51.5 million, or 31.0% of net sales, compared to $48.1 million, or 26.6% of net sales, in last year’s third quarter. Net income was $5.7 million, or $0.15 per diluted share, compared to $6.3 million, or $0.17 per diluted share. Adjusted net income was $11.2 million, or $0.30 per diluted share, compared to adjusted net income of $7.6 million, or $0.21 per diluted share in the third quarter of fiscal 2022. Adjusted EBITDA increased year-over-year by 34% to $15.4 million. Adjusted EBITDA margin was 9.3%, up from 6.4% in the third quarter of 2022.

Capital expenditures in the third quarter of fiscal year 2023 were $5.5 million. Kimball International returned $4.2 million to shareholders in the form of dividends and share repurchases in the third quarter of fiscal year 2023.

Net Sales by End Market
	Three Months Ended			Nine Months Ended
(Unaudited)	March 31,			March 31,
(Amounts in Millions)	2023	2022	% Change	2023	2022	% Change
Workplace *	$112.0	$119.8	(7%)	$368.3	$336.3	10%
Health	25.2	26.6	(5%)	82.3	76.2	8%
Hospitality	28.9	34.5	(16%)	76.3	76.4	0%
Total Net Sales	$166.1	$180.9	(8%)	$526.9	$488.9	8%

Orders Received by End Market
	Three Months Ended			Nine Months Ended
(Unaudited)	March 31,			March 31,
(Amounts in Millions)	2023	2022	% Change	2023	2022	% Change
Workplace *	$116.3	$121.0	(4%)	$352.0	$377.8	(7%)
Health	23.1	26.8	(14%)	74.0	86.5	(14%)
Hospitality	24.1	17.5	38%	77.2	68.4	13%
Total Orders	$163.5	$165.3	(1%)	$503.2	$532.7	(6%)

* Workplace end market includes education, government, commercial, and financial vertical markets and eBusiness

Summary

“I am incredibly proud of what we have built at Kimball International and what we have been able to accomplish thanks to the commitment and dedication of our incredible team. Our set of strategic choices is having a positive impact in the marketplace and making a difference for our customers, partners, and suppliers. We are confident that combining with HNI represents the ideal fit for our family of brands and will provide our employees and stakeholders with the enhanced opportunities afforded by a larger, more diversified industry leader.” Ms. Juster concluded.

In light of the pending acquisition by HNI Corporation, and as is customary during such transactions, Kimball International, Inc. will not host an earnings conference call for its third quarter 2023 results.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States in the statements of operations, statements of comprehensive income, balance sheets, statements of cash flows, or statement of shareholders’ equity of the Company. The non-GAAP financial measures used within this release include:
•adjusted selling and administrative expense, defined as selling and administrative expense excluding HNI merger related charges, market valuation adjustments related to our SERP liability, Poppin acquisition-related amortization adjustments, and COVID vaccine incentive costs;
•adjusted selling and administrative expense percentage, defined as adjusted selling and administrative expense as a percentage of net sales;
•adjusted operating income (loss), defined as operating income (loss) excluding HNI merger related charges, restructuring expenses, goodwill impairment, a gain on a sale of a warehouse, market valuation adjustments related to our SERP liability, Poppin acquisition-related amortization and inventory valuation adjustments, contingent earn-out gain or loss, and COVID vaccine incentive costs;
•adjusted operating income (loss) percentage, defined as adjusted operating income as a percentage of net sales;
•adjusted net income (loss), defined as net income (loss) excluding HNI merger related charges, restructuring expenses, goodwill impairment, a gain on sale of a warehouse, Poppin acquisition-related amortization and inventory valuation adjustments, contingent earn-out gain or loss, and COVID vaccine incentive costs;
•adjusted diluted earnings (loss) per share, defined as diluted earnings (loss) per share excluding HNI merger related charges, restructuring expenses, goodwill impairment, a gain on sale of a warehouse, Poppin acquisition-related amortization and inventory valuation adjustments, contingent earn-out gain or loss, and COVID vaccine incentive costs;

•adjusted EBITDA, defined as earnings before interest, statutory income tax impacts for taxable after-tax measures, depreciation, and amortization and excluding HNI merger related charges, restructuring expenses, goodwill impairment, a gain on sale of a warehouse, Poppin acquisition-related inventory valuation adjustments, contingent earn-out gain or loss, and COVID vaccine incentive costs; and
•adjusted EBITDA percentage, defined as adjusted EBITDA as a percentage of net sales.
Reconciliations of the reported GAAP numbers to these non-GAAP financial measures are included in the tables below. Management believes that adjusted EBITDA and other metrics excluding HNI merger related charges, restructuring expense, goodwill impairment, a gain on sale of a warehouse, market value adjustments related to the SERP liability, Poppin acquisition-related adjustments, and the COVID vaccine incentive are useful measurements to assist investors in comparing our performance over various reporting periods on a consistent basis by removing from operating results the impact of items that do not reflect our core operating performance.

The orders received metric is a key performance indicator used to evaluate general sales trends and develop future operating plans. Orders received represent firm orders placed by our customers during the current quarter which are expected to be recognized as revenue during current or future quarters. The orders received metric is not intended to be presented as an alternative measure of revenue recognized in accordance with GAAP.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which involve inherent risks and uncertainties. Any statements about HNI’s, Kimball’s or the combined company’s plans, objectives, expectations, strategies, beliefs, or future performance or events constitute forward-looking statements. Such statements are identified as those that include words or phrases such as “believes,” “expects,” “anticipates,” “plans,” “trend,” “objective,” “continue,” or similar expressions or future or conditional verbs such as “will,” “would,” “should,” “could,” “might,” “may,” or similar expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions, estimates, and other important factors that change over time and could cause actual results to differ materially from any results, performance, or events expressed or implied by such forward-looking statements. Such forward-looking statements include but are not limited to statements about the benefits of the business combination transaction between HNI and Kimball (the “Transaction”), including future financial and operating results, the combined company’s plans, objectives, expectations and intentions, and other statements that are not historical facts.

These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those projected. In addition to factors previously disclosed in HNI’s and Kimball’s reports filed with the U.S. Securities and Exchange Commission (the “SEC”) and those identified elsewhere in this document, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive merger agreement between HNI and Kimball; the outcome of any legal proceedings that may be instituted against HNI or Kimball; the possibility that the Transaction does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the Transaction); the risk that the benefits from the Transaction may not be fully realized or may take longer to realize than expected, including as a result of changes in, or problems arising from, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement, and the degree of competition in the geographic and business areas in which HNI and Kimball operate; the ability to promptly and effectively integrate the businesses of HNI and Kimball; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; reputational risk and potential adverse reactions of HNI’s or Kimball’s customers, employees or other business partners, including those resulting from the announcement or completion of the Transaction; the dilution caused by HNI’s issuance of additional shares of its capital stock in connection with the Transaction; the diversion of management’s attention and time from ongoing business operations and opportunities on merger-related matters; and the impact of the global COVID-19 pandemic on HNI’s or Kimball’s businesses, the ability to complete the Transaction or any of the other foregoing risks.

These factors are not necessarily all of the factors that could cause HNI’s, Kimball’s or the combined company’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm HNI’s, Kimball’s or the combined company’s results.

All forward-looking statements attributable to HNI, Kimball, or the combined company, or persons acting on HNI’s or Kimball’s behalf, are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and HNI and Kimball do not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If HNI or Kimball update one or more forward-looking statements, no inference should be drawn that HNI or Kimball will make additional updates with respect to those or other forward-looking statements. Further information regarding HNI, Kimball and factors which could affect the forward-looking statements contained herein can be found in HNI’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC, and in Kimball’s Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, and its other filings with the SEC.

NO OFFER OR SOLICITATION

This communication is for informational purposes only and is not an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities, nor the solicitation of any vote or approval in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the Transaction, HNI filed with the SEC a Registration Statement on Form S-4 on April 17, 2023 (as amended on April 19, 2023) to register the shares of HNI capital stock to be issued in connection with the Transaction. The Registration Statement includes a proxy statement of Kimball that also constitutes a prospectus of HNI. On April 27, 2023, the registration statement was declared effective by the SEC, and on April 28, 2023 HNI filed the definitive joint proxy statement/prospectus, and Kimball filed the definitive proxy statement, in connection with the proposed transaction with the SEC. Kimball commenced mailing the definitive proxy statement to its shareholders on April 28, 2023.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE JOINT PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING HNI, KIMBALL, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents and other documents filed with the SEC by HNI or Kimball through the website maintained by the SEC at http://www.sec.gov or from HNI at its website, www.hnicorp.com, or from Kimball at its website, www.kimballinternational.com.

PARTICIPANTS IN THE SOLICITATION

HNI, Kimball, and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Kimball in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of HNI and Kimball and other persons who may be deemed to be participants in the solicitation of shareholders of Kimball in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus related to the Transaction, which will be filed with the SEC. Additional information about HNI, the directors and executive officers of HNI and their ownership of HNI common stock is also set forth in the definitive proxy statement for HNI’s 2023 Annual Meeting of Shareholders, as filed with the SEC on Schedule 14A on March 21, 2023, and other documents subsequently filed by HNI with the SEC. Additional information about Kimball, the directors and executive officers of Kimball and their ownership of Kimball common stock can also be found in Kimball’s definitive proxy statement in connection with its 2022 Annual Meeting of Shareholders, as filed with the SEC on September 7, 2022, and other documents subsequently filed by Kimball with the SEC. Free copies of these documents may be obtained as described above.

About Kimball International, Inc.

Kimball International is a leading omnichannel commercial furnishings company with deep expertise in the Workplace, Health and Hospitality markets. We combine our bold entrepreneurial spirit, a history of craftsmanship and today’s design-driven thinking alongside a commitment to our culture of caring and lasting connections with our customers, shareholders, employees and communities.

For over 70 years, our brands have seized opportunities to customize solutions into personalized experiences, turning ordinary spaces into meaningful places. Our family of brands includes Kimball, National, Etc., Interwoven, Kimball Hospitality, D’style and Poppin.

Kimball International is based in Jasper, Indiana.

www.kimballinternational.com

Financial highlights for the third quarter ended March 31, 2023 are as follows:

Condensed Consolidated Statements of Operations
(Unaudited)	Three Months Ended
(Amounts in Thousands, except per share data)	March 31, 2023		March 31, 2022
Net Sales	$166,184	100.0%	$180,918	100.0%
Cost of Sales	103,705	62.4%	125,782	69.5%
Gross Profit	62,479	37.6%	55,136	30.5%
Selling and Administrative Expenses	57,508	34.6%	48,783	26.9%
Other General (Income) Expense	0	0.0%	(4,523)	(2.5%)
Contingent Earn-Out (Gain) Loss	0	0.0%	2,150	1.2%
Restructuring Expense	793	0.5%	1,730	1.0%
Operating Income (Loss)	4,178	2.5%	6,996	3.9%
Other Income (Expense), net	122	0.1%	(1,235)	(0.7%)
Income Before Taxes on Income	4,300	2.6%	5,761	3.2%
Provision for Income Taxes	(1,391)	(0.8%)	(534)	(0.3%)
Net Income	$5,691	3.4%	$6,295	3.5%

Earnings Per Share of Common Stock:
Basic	$0.16		$0.17
Diluted	$0.15		$0.17

Average Number of Total Shares Outstanding:
Basic	36,404		36,795
Diluted	36,912		37,061

(Unaudited)	Nine Months Ended
(Amounts in Thousands, except per share data)	March 31, 2023		March 31, 2022
Net Sales	$526,942	100.0%	$488,931	100.0%
Cost of Sales	338,712	64.3%	338,254	69.2%
Gross Profit	188,230	35.7%	150,677	30.8%
Selling and Administrative Expenses	167,710	31.8%	150,863	30.7%
Other General (Income) Expense	0	0.0%	(4,523)	(0.9%)
Contingent Earn-Out (Gain) Loss	(3,160)	(0.6%)	(15,750)	(3.2%)
Restructuring Expense	2,842	0.5%	4,195	0.9%
Goodwill Impairment	36,684	7.0%	34,118	7.0%
Operating Income (Loss)	(15,846)	(3.0%)	(18,226)	(3.7%)
Other Expense, net	(886)	(0.2%)	(1,192)	(0.3%)
Income (Loss) Before Taxes on Income	(16,732)	(3.2%)	(19,418)	(4.0%)
Provision for Income Taxes	7,084	1.3%	650	0.1%
Net Income (Loss)	$(23,816)	(4.5%)	$(20,068)	(4.1%)

Earnings (Loss) Per Share of Common Stock:
Basic	$(0.65)		$(0.55)
Diluted	$(0.65)		$(0.55)

Average Number of Total Shares Outstanding:
Basic	36,566		36,788
Diluted	36,566		36,788

	(Unaudited)
Condensed Consolidated Balance Sheets	March 31, 2023	June 30, 2022
(Amounts in Thousands)
ASSETS
Cash and cash equivalents	$18,768	$10,934
Receivables, net	49,543	79,301
Inventories	89,633	97,969
Prepaid expenses and other current assets	15,706	30,937
Property and Equipment, net	96,740	96,970
Right of use operating lease assets	17,338	12,839
Goodwill	11,160	47,844
Other Intangible Assets, net	51,250	54,767
Deferred Tax Assets	18,219	14,472
Other Assets	14,442	15,245
Total Assets	$382,799	$461,278

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current maturities of long-term debt	0	33
Accounts payable	46,755	70,936
Customer deposits	27,011	29,706
Current portion of operating lease liability	5,768	6,096
Dividends payable	3,786	3,623
Accrued expenses	39,525	41,088
Long-term debt, less current maturities	50,000	68,046
Long-term operating lease liability	16,285	12,150
Other	14,163	16,064
Shareholders’ Equity	179,506	213,536
Total Liabilities and Shareholders’ Equity	$382,799	$461,278

Condensed Consolidated Statements of Cash Flows	Nine Months Ended
(Unaudited)	March 31,
(Amounts in Thousands)	2023	2022
Net Cash Flow provided by (used for) Operating Activities	$55,966	$(6,602)
Net Cash Flow used for Investing Activities	(16,599)	(10,346)
Net Cash Flow (used for) provided by Financing Activities	(32,105)	5,008
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	7,262	(11,940)
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	11,996	25,727
Cash, Cash Equivalents, and Restricted Cash at End of Period	$19,258	$13,787

Reconciliation of Non-GAAP Financial Measures
(Unaudited)
(Amounts in Thousands, except per share data)

Adjusted Gross Profit
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Gross Profit, as reported	$62,479	$55,136	$188,230	$150,677
Add: Pre-tax COVID vaccine incentive	0	0	0	1,569
Add: Pre-tax Poppin Acquisition-related Inventory Valuation Adjustment	0	48	0	253
Adjusted Gross Profit	$62,479	$55,184	$188,230	$152,499
Adjusted Gross Profit %	37.6%	30.5%	35.7%	31.2%

Adjusted Selling and Administrative Expense
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Selling and Administrative Expense, as reported	$57,508	$48,783	$167,710	$150,863
Less: Pre-tax HNI Merger-related charges	(3,853)	0	(3,853)	0
Less: Pre-tax Expense Adjustment to SERP Liability	(613)	887	(773)	300
Less: Pre-tax Poppin Acquisition-related Amortization	(1,502)	(1,610)	(4,506)	(4,830)
Less: Pre-tax COVID Vaccine incentive	0	0	0	(1,140)
Adjusted Selling and Administrative Expense	$51,540	$48,060	$158,578	$145,193
Adjusted Selling and Administrative Expense %	31.0%	26.6%	30.1%	29.7%

Adjusted Operating Income (Loss)
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Operating Income (Loss), as reported	$4,178	$6,996	$(15,846)	$(18,226)
Add: Pre-tax HNI Merger-related charges	3,853	0	3,853	0
Add: Pre-tax Restructuring Expense	793	1,730	2,842	4,195
Add: Pre-tax Goodwill Impairment	0	0	36,684	34,118
Add: Pre-tax Other General (Income) Expense(1)	0	(4,523)	0	(4,523)
Add: Pre-tax Expense Adjustment to SERP Liability	613	(887)	773	(300)
Add: Pre-tax Poppin Acquisition-related Amortization	1,502	1,610	4,506	4,830
Add: Pre-tax Poppin Acquisition-related Inventory Valuation Adjustment	0	48	0	253
Add: Pre-tax Contingent Earn-Out (Gain) Loss	0	2,150	(3,160)	(15,750)
Add: Pre-tax COVID vaccine incentive	0	0	0	2,709
Adjusted Operating Income (Loss)	$10,939	$7,124	$29,652	$7,306
Adjusted Operating Income (Loss)%	6.6%	3.9%	5.6%	1.5%

Adjusted Net Income (Loss)
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Net Income (Loss), as reported	$5,691	$6,295	$(23,816)	$(20,068)

Pre-tax HNI Merger-related charges	3,853	0	3,853	0
Tax on HNI Merger-related charges	0	0	0	0
Add: HNI Merger-related charges	3,853	0	3,853	0
Pre-tax Restructuring Expense	793	1,730	2,842	4,195
Tax on Restructuring Expense	(204)	(445)	(731)	(1,079)
Add: After-tax Restructuring Expense	589	1,285	2,111	3,116
Pre-tax Goodwill Impairment	0	0	36,684	34,118
Tax on Goodwill Impairment	0	0	0	0
Add: After-tax Goodwill Impairment	0	0	36,684	34,118
Pre-tax Other General (Income) Expense(1)	0	(4,523)	0	(4,523)
Tax on Other General (Income) Expense	0	1,164	0	1,164
Add: After-tax Other General (Income) Expense	0	(3,359)	0	(3,359)
Pre-tax Poppin Acquisition-related Amortization	1,502	1,610	4,506	4,830
Tax on Poppin Acquisition-related Amortization	(387)	(414)	(1,160)	(1,243)
Add: After-tax Poppin Acquisition-related Amortization	1,115	1,196	3,346	3,587
Pre-tax Poppin Acquisition-related Inventory Valuation Adjustment	0	48	0	253
Tax on Poppin Acquisition-related Inventory Valuation Adjustment	0	(12)	0	(65)
Add: After-tax Poppin Acquisition-related Inventory Adjustment	0	36	0	188
Pre-tax Contingent Earn-Out (Gain) Loss	0	2,150	(3,160)	(15,750)
Tax on Contingent Earn-Out (Gain) Loss	0	0	0	0
Add: After-tax Contingent Earn-Out (Gain) Loss	0	2,150	(3,160)	(15,750)
Pre-tax COVID Vaccine Incentive	0	0	0	2,709
Tax on COVID Vaccine Incentive	0	0	0	(697)
Add: After-tax COVID Vaccine Incentive	0	0	0	2,012
Adjusted Net Income (Loss)	$11,248	$7,603	$19,018	$3,844

Adjusted Diluted Earnings (Loss) Per Share
	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Diluted Earnings (Loss) Per Share, as reported	$0.15	$0.17	$(0.65)	$(0.55)
Add: After-tax HNI Merger-related charges	0.11	0.00	0.11	0.00
Add: After-tax Restructuring Expense	0.01	0.04	0.06	0.09
Add: After-tax Goodwill Impairment	0.00	0.00	1.00	0.93
Add: After-tax Other General (Income) Expense(1)	0.00	(0.09)	0.00	(0.09)
Add: After-tax Poppin Acquisition-related Amortization	0.03	0.03	0.09	0.10
Add: After-tax Poppin Acquisition-related Inventory Valuation Adjustment	0.00	0.00	0.00	0.01
Add: After-tax Contingent Earn-Out (Gain) Loss	0.00	0.06	(0.09)	(0.43)
Add: After-tax COVID Vaccine Incentive	0.00	0.00	0.00	0.05
Adjusted Diluted Earnings (Loss) Per Share	$0.30	$0.21	$0.52	$0.11

Adjusted EBITDA

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2023	2022	2023	2022
Net Income (Loss)	$5,691	$6,295	$(23,816)	$(20,068)
Provision for Income Taxes	(1,391)	(534)	7,084	650
Income (Loss) Before Taxes on Income	4,300	5,761	(16,732)	(19,418)
Interest Expense	668	390	2,045	922
Interest Income	(165)	(25)	(354)	(77)
Depreciation	3,720	3,635	11,160	10,820
Amortization	2,268	2,358	6,682	7,212
Pre-tax HNI Merger-related charges	3,853	0	3,853	0
Pre-tax Restructuring Expense	793	1,730	2,842	4,195
Pre-tax Goodwill Impairment	0	0	36,684	34,118
Pre-tax Other General (Income) Expense(1)	0	(4,523)	0	(4,523)
Pre-tax Poppin Acquisition-related Inventory Valuation Adjustment	0	48	0	253
Pre-tax Contingent Earn-Out (Gain) Loss	0	2,150	(3,160)	(15,750)
Pre-tax COVID Vaccine Incentive	0	0	0	2,709
Adjusted EBITDA	$15,437	$11,524	$43,020	$20,461
Adjusted EBITDA %	9.3%	6.4%	8.2%	4.2%
(1) Third quarter fiscal year 2022 Other General (Income) Expense consists of a gain realized on the sale of a warehouse totaling $4.5 million on a pre-tax basis and $3.4 million on an after-tax basis.

Supplementary Information
Components of Other Income (Expense), net	Three Months Ended		Nine Months Ended
(Unaudited)	March 31,		March 31,
(Amounts in Thousands)	2023	2022	2023	2022
Interest Income	$165	$25	$354	$77
Interest Expense	(668)	(390)	(2,045)	(922)
Gain (Loss) on Supplemental Employee Retirement Plan Investments	613	(887)	773	(300)
Other Non-Operating Income (Expense)	12	17	32	(47)
Other Income (Expense), net	$122	$(1,235)	$(886)	$(1,192)

For additional information contact:

Chris Kuepper - chris.kuepper@kimballinternational.com
Lynn Morgen - lynn.morgen@advisiry.com
Eric Prouty - eric.prouty@advisiry.com

Kimball International
1600 Royal Street
Jasper, IN 47546-2256
Telephone 812.482.1600